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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           _________________________

                                    Form 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                March 24, 1999
                               ----------------
                                Date of Report
                       (Date of earliest event reported)


                              PROCYTE CORPORATION
              (Exact Name of Registrant as Specified in Charter)
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
      Washington                   0-18044                  91-1307460
(State or Other Jurisdiction  (Commission File No.)        (IRS Employer
   of Incorporation)                                     Identification No.)

             Building A, 8511-154th Avenue N.E., Redmond, WA 98052 (Address of principal executive offices, including zip code)

                                (425) 869-1239
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

     On March 24, 1999, NASDAQ announced that it would delist ProCyte Corporation's common stock from the NASDAQ National Market System.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         99.1  Press release dated March 25, 1999 regarding the delisting.
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     Signatures

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       PROCYTE CORPORATION
                                       (REGISTRANT)

Date:  March 25, 1999             By:  /s/  John F. Clifford
                                     -----------------------------------
                                      John F. Clifford, President and CEO

Date:  March 25, 1999             By: /s/  Jerry Scott
                                     -----------------------------------
                                      Jerry Scott, Vice President and CFO
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                                 EXHIBIT INDEX


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Exhibit Number                       Title
--------------     -----------------------------------------------------------

     99.1          Press release dated March 25, 1999 announcing the delisting.

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